Trans-Lux Corporation Supplemental Executive Retirement Plan
          ------------------------------------------------------------

                           Effective January 1, 2009

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----

ARTICLE I GENERAL PROVISIONS .............................................1

     1.01 Synopsis .......................................................1

ARTICLE II DEFINITIONS ...................................................2

ARTICLE III ELIGIBILITY ..................................................4

     3.01 Eligibility and Participation ..................................4

ARTICLE IV BENEFITS ......................................................5

     4.01 Benefits .......................................................5
     4.02 Form of Benefits ...............................................5
     4.03 Death Benefits .................................................5

ARTICLE V ADMINISTRATION .................................................7

     5.01 Source of Benefits .............................................7
     5.02 Alienation of Benefits .........................................7
     5.03 Withholding ....................................................7
     5.04 Payments to Legal Incompetents .................................7
     5.05 Correction of Mistakes .........................................7
     5.06 Claims and Review ..............................................7
     5.07 Company Actions ................................................8
     5.08 Administrator ..................................................8

ARTICLE VI MISCELLANEOUS .................................................9

     6.01 Intent .........................................................9
     6.02 Governing Law ..................................................9
     6.03 Amendment or Termination .......................................9
     6.04 No Contract of Employment ......................................9
     6.05 Payment of Plan Expenses .......................................9
     6.06 Communications with Participants About the Plan ................9
     6.07 Severability ..................................................10
     6.08 Execution of the Plan Document ................................10

                                   ARTICLE I

                               GENERAL PROVISIONS
                               ------------------

     1.01 Synopsis.  This Agreement sets forth the Supplemental Executive
          --------
Retirement Plan (the "SERP") established and maintained by Trans-Lux Corporation (the "Company") generally to provide benefits for participants in the Retirement Pension Plan for Employees of Trans-Lux Corporation and Certain of its Subsidiaries and/or Affiliates (the "Plan") equal to the benefit that cannot be paid under the Retirement Plan because of the limits in Sections 401(a)(17) and 415 of the Code and other restrictions. The Plan is unfunded and benefits shall be paid from the general funds of the Company. The Plan is primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Benefits are not intended to be taxable to a Participant until the benefits are actually received. The Plan is intended to comply with Code Section 409A and implementing regulations. The Administrator shall interpret and implement this Plan in a manner consistent with its purpose and intent.

To the extent a Participant has an employment agreement with the Company providing for ASRB payments, this Agreement does not increase the amount of any such payments, provided, however, the form of payment permitted by Section 4.02 may be greater than that permitted under the Retirement Plan because of financial restrictions then applicable to the Retirement Plan. In the event of any other conflict between this Agreement and such employment agreement, this Agreement shall govern.

                                   ARTICLE II

                                  DEFINITIONS
                                  -----------

Terms not defined herein shall have the meaning set forth in the Retirement
Plan.

     2.01 Administrator - means Trans-Lux Corporation.

     2.02 ASRB - means the Additional Supplemental Retirement Benefits provided by this SERP, as further described in Section 4.01.

     2.03 Beneficiary - means any person (including a Contingent Annuitant), designated by the Participant to receive any death benefits which may be payable under the SERP in the event of the Participant's death. Such Beneficiary designation is subject to spousal consent requirements of Section 5.1 of the Plan.

     2.04 Change of Control - an event defined as a Change in Control in the Trans-Lux Corporation Definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934.

     2.05 Code - refers to the Internal Revenue Service Code.

     2.06 Company - refers to Trans-Lux Corporation, a Delaware corporation.

     2.07 Corporate Group - means the Company and any entity aggregated with and treated as a single employer with the Company pursuant to Code Sections 414(b) or (c), substituting "at least 50 percent" for "at least 80 percent" in Code
Section 1563(a)(1), (2) and (3) and in applying Treas. Reg. Section 1.414(c)-2.

     2.08 Disability - a medically determinable physical or mental impairment which constitutes disability under the Company's separate long term disability plan.

     2.09 Disability Retirement - a Termination of Employment as a result of Disability having attained age 45 and completed at least 15 years of Vesting Service Participant.

     2.10 Effective Date - January 1, 2009.

     2.11 ERISA - refers to the Executive Retirement Income Security Act of
1974.

     2.12 Participant - refers to an employee of the Company or other member of the Corporate Group who satisfies the eligibility criteria set forth in Section 3.01.

     2.13 Plan or Retirement Plan - refers to Retirement Pension Plan for Employees of Trans-Lux Corporation and Certain of its Subsidiaries and/or Affiliates, as amended and restated effective December 31, 2002, and any subsequent restatements thereof; provided that any references herein to particular sections of the Plan shall be deemed to refer to the successors of such sections contained in the restated Plan.

     2.14 Termination of Employment - a complete severance of the Participant's employment relationship with the Company and all members of the Corporate Group for any reason other than his death. A transfer from employment with the Company to employment with a subsidiary or affiliate of the Company shall not constitute a Termination of Employment.

                                  ARTICLE III

                                  ELIGIBILITY
                                  -----------

     3.01 Eligibility and Participation.  Eligibility in the Plan is limited to
          -----------------------------
participants in the Retirement Plan whose benefit under the Retirement Plan is limited by Code Sections 401(a)(17) or 415 or other limitations, and who is appointed or designated by the Board of Directors of the Company as a Participant; specifically, as of the Effective Date, Michael R. Mulcahy.

                                   ARTICLE IV

                                    BENEFITS
                                    --------

     4.01 Benefits.  The Company will pay to the Participant on the first day of
          --------
the seventh month following the earlier of the Participant's Normal Retirement Date, Earlier Retirement Date, Disability Retirement or Deferred Retirement Date, an amount (the "Excess Benefit") equal to an annuity for the life of the Participant of (a) minus (b) below:

     a. The Accrued Benefit determined under Plan Section 4.1 (for payments commencing on or after the Participant's Normal Retirement Date or Deferred Retirement Date), Plan Section 4.2 (for payments commencing at the Participant's Earlier Retirement Date) or Plan Section 10.2 (for payment on account of the Participant's Disability Retirement) but without regard to (i) the limitations on the maximum annual benefits imposed by Code Section 415, (ii) the limitations on the amount of annual compensation which may be taken into account under Code
Section 401(a)(17), (iii) any further limitations in benefits under the Plan resulting from statutory changes or from modifications in the Plan required by statutory changes after December 31, 2001, or (iv) the discontinuation of the Plan or the accrual of benefits thereunder following a Change of Control.

     b.  The Accrued Benefit payable under the Retirement Plan.

     4.02 Form of Benefits.  The Excess Benefit shall be paid in the form of a
          ----------------
lump sum payment that is actuarially equivalent to the Excess Benefit (expressed as a single life annuity), as conclusively determined by the Company in accordance with interest, mortality and other assumptions being used at that time in connection with the Plan. Notwithstanding the foregoing, the Participant may elect any alternate form of payment available under the Retirement Plan, provided that the election is made at least one year prior to the date benefits would otherwise commence under the terms of this Agreement and, provided further that the first payment under the alternate form of payment is not less than five years from the date the lump sum payment would have been paid.

     4.03 Death Benefits.  If a Participant dies before the Excess Benefit
          --------------
commences hereunder, and is survived by a Spouse, then the Company shall pay to the surviving Spouse an annuity equal to 50% of the Excess Benefit that would have been payable to the Participant had the Participant terminated from employment on the day before his death, survived to his earliest retirement age, elected Earlier Retirement and a 50% Joint and Survivor benefit (as defined by the Retirement Plan), and then died. Notwithstanding the foregoing, if the Participant had attained Earliest Retirement Date on the date of death, the survivor benefit described in the foregoing sentence shall be determined as is the Participant had retired on the date of death and Section 4.2 of the Plan applied. Such annuity shall be payable for the life of the Participant's surviving spouse, with monthly payments commencing on the first day of the month coincident with or next following the later of (i) the date of the Participant's death, or (ii) the date the Participant would have attained age 55 if the Participant had completed 10 Years of Credited Service as of the date of death.

     The provisions of Plan Section 7.1 (relating to the reduction in benefits for young Spouses and the single sum payment of small benefits) shall apply to the death benefit under the SERP in the same manner as applies under the Plan.

                                   ARTICLE V

                                 ADMINISTRATION
                                 --------------

     5.01 Source of Benefits.  Benefits shall be paid from the general assets of
          ------------------
the Company and shall not be funded, by trust or otherwise, except that in the discretion of the Company a so-called "rabbi trust" may be used to facilitate payment of Plan benefits and to serve as a repository for earmarked funds. No Participant or surviving Spouse shall have a right to payment of plan benefits greater than that of a general creditor of the Company. Nothing herein shall be deemed to create a trust of any kind or to create any fiduciary relationship with respect to any assets whatsoever.

     5.02 Alienation of Benefits.  Benefits are not subject to alienation,
          ----------------------
anticipation or assignment by a Participant or surviving Spouse and to the maximum extent permitted by law, are not subject to being attached or reached and applied by any creditor. In the event a Participant's benefits under the Plan are garnished or attached by an order of any court, the Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to have the order declared unenforceable against the Plan because of the general prohibition of the assignment or alienation of Plan Benefits contained in this
Section 4.02. During the pendency of the action, any benefits that become payable may be paid to the court for distribution by the court to the recipient that the court determines to be proper.

     5.03 Withholding.  Payments under the Plan shall be adjusted to
          -----------
appropriately reflect any applicable income tax withholding requirements, payroll taxes, or other deductions authorized by the Company in accordance with its policies. Any additional taxes payable by the Participant on any ASRB payment as a result of the inability to pay the ASRB benefit under the Plan shall be paid by the Company to the Participant and grossed up in such manner to offset the effect of the Participant's state and federal income taxes on such payment.

     5.04 Payments to Legal Incompetents.  Upon proof satisfactory to the
          ------------------------------
Administrator that any person entitled to receive a payment under the plan is legally incompetent to receive the payment, the Administrator may direct the payment to be made to the guardian or conservator or other personal representative of the estate of the person.

     5.05 Correction of Mistakes.  Any mistake in the amount of a Participant's
          ----------------------
benefits under the plan may be corrected by the Administrator when the mistake is discovered. The mistake may be corrected in any reasonable manner authorized by the Administrator (e.g., where a mistake is not timely discovered), or the Administrator may waive the making of any correction. A Participant or Beneficiary receiving an overpayment by mistake shall repay the overpayment if requested to do so by the Administrator.

     5.06 Claims and Review.
          -----------------

     a.  Written Claim is Not Required.  Ordinarily, ASRB benefits will be paid
         -----------------------------
to Participants or their surviving Spouses without their having to file a claim or take any other action. If a Participant or surviving Spouse does not receive payment of benefits which the Participant or

Spouse believes are due under the SERP, the Participant or Spouse may file a written claim for benefits with the Administrator. The written claim shall be in a form satisfactory to and with such supporting documents and information as may be required by the Administrator.

     b.  Notice of a Claim Denial.  If a claim for benefits under the SERP is
         ------------------------
denied in whole or in part by the Administrator, the claimant shall be notified in writing within a reasonable period of time following the denial. The notice shall set forth:

         i.    the reasons for the denial of the claim;

         ii. a reference to the provisions of the SERP on which the denial is based;

         iii. any additional material or information necessary to perfect the claim and an explanation why they are necessary; and

         iv. a reference to the procedures for review of the denial of the claim set forth in Section 5.06(c).

     c.  Right to Review of the Denial.  Every person whose claim for benefits
         -----------------------------
under the SERP is denied in whole or in part by the Administrator shall have the right to request a review of the denial. A claim which has not been approved or denied by the Administrator within 90 days of the date it was filed shall be deemed to be denied and the claimant shall have the right to request a review of the denial. Review shall be granted if it is requested in writing by the claimant no later than 60 days after the claimant receives written notice of the denial. The review shall be conducted by the Administrator.

     d.  Decision on Review.  With respect to any requested claim review, the
         ------------------
claimant shall have an opportunity to submit and review pertinent documents and may submit a written statement. The Administrator shall render its decision as soon as practicable. Ordinarily decisions shall be rendered within 60 days following receipt of the request for review. If special circumstances require additional processing time, the decision shall be rendered as soon as possible but not later than 120 days following receipt of the request for review. The Administrator's decision shall be in writing, shall set forth the reasons for the decision and the provisions of the Plan on which it is based and shall be communicated to the claimant. The Administrator's decision shall be final and binding on the claimant, and the claimant's heirs, assigns, administrator, executor and any other person claiming through the claimant.

     5.07 Company Actions.  Whenever the Board of Directors is required or
          ---------------
permitted to take any action under the terms of the Plan, it may be taken by resolution voted by the Board of Directors. Such action may also be taken by any officer, employee, or agent of the Company duly authorized to take such action by the Company's Board of Directors.

     5.08 Administrator.  The Administrator shall operate, interpret, and
          -------------
implement the plan. The Administrator's decisions and determinations (including determinations of the meaning and reference of terms used in this Plan) that are not arbitrary and capricious shall be conclusive upon all persons. The Administrator shall be the Named Fiduciary for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                                   ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

     6.01 Intent.  This Plan is intended to be unfunded and maintained by the
          ------
Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of
Section 201(2) of ERISA. Benefits are intended not to be taxable to Participants under the Code until paid. This Plan shall be construed and interpreted in a manner consistent with the foregoing intentions.

     6.02 Governing Law.  This Plan shall be governed by the law of the State of
          -------------
New York to the extent that it is not preempted by federal law.

     6.03 Amendment or Termination.  The SERP may not be amended, modified or
          ------------------------
terminated except by written agreement of the Participant and the Company. The Board of Directors of Trans-Lux Corporation shall have the exclusive authority, which authority may not be delegated, to act for the Company to amend the SERP and to terminate the SERP.

     6.04 No Contract of Employment.  This Plan shall not constitute an express
          -------------------------
or implied contract of employment between the Company and any Participant.

     6.05 Payment of Plan Expenses.  The Company shall pay all expenses of
          ------------------------
establishing and administering the Plan.

     6.06 Communications with Participants About the Plan.
          -----------------------------------------------

     a. Communications to Participant. All notices, reports and other communications concerning the Plan from the Company or the Administrator to any Participant or other person required or permitted under the Plan shall be deemed to have been duly given to the person:

         i.   when delivered to the person; or

         ii. when mailed by first-class mail or its equivalent, postage prepaid and addressed to the person at the address of the person most recently appearing on the records of the Administrator;

     b. Communications from Participants. All elections, designations, requests, notices, instructions and other communications from a Participant or other person to the Company or the Administrator required or permitted under the Plan shall be in a form prescribed by or acceptable to the Company or the Administrator, shall be mailed by first-class mail (or its equivalent) or delivered in person to the Company or the Administrator, and shall be deemed to have been given and delivered only upon actual receipt by the Company or the Administrator.

     c. Participant Access to Plan Records. A Participant shall have access to the Plan's documents and the portion of the Plan's records directly relating to the Participant's Plan benefits but shall have no right to inspect Plan records generally or as they relate to the Plan benefits or other Participants.

     6.07 Severability.  If any term or provision hereof is determined to be
          ------------
invalid or unenforceable in a final court or arbitration proceeding, (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

     6.08 Execution of the Plan Document.  In witness of the foregoing, this
          ------------------------------
SERP document has been executed on behalf of the Company by the undersigned duty authorized officer of the Company.


                                        TRANS-LUX CORPORATION


                                        By /s/ Angela D. Toppi
                                          -----------------------------
Date   December 31, 2008                Its  Executive Vice President
     --------------------------            ----------------------------




Date:  December 31, 2008                By: Michael R. Mulcahy
     --------------------------            ----------------------------

                                           /s/ Michael R. Mulcahy
                                           ----------------------------
                                                   (signature)